File No. 333-61749
                                                 Rule 497(e)

         STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

                Supplement to Nov. 20, 1998 Prospectus
                         ___________________

The prospectus is amended to delete the table at the bottom of page 3 and replace it with the following:

The Fund began offering its Shares and began investment operations on Dec. 17, 1998. The Fund engages in a continuous offering of Shares. The Fund has registered 20,000,000 Shares and is authorized as a business trust to issue an unlimited number of Shares. Shares are offered at a price equal to the next determined net asset value per share, which as of April 27, 1999, was $10.06. There are no sales charges.

   * Proceeds of the offering estimated at $206,000,000, and, subject to any repurchases, will be invested by the Fund over the course of the continuous offering.

   * Offering expenses of $152,006 deducted from net proceeds to the Fund upon completing of the initial offering on Dec. 17, 1998; estimated offering expenses of $119,529 deducted from net proceeds to Fund upon completion of subsequent offering of an additional 10,000,000 Shares commencing on or after May 12, 1999.

   * Because Liberty Fund Distributors, Inc. will pay all distribution costs from its own assets, net proceeds of the offering will be available to the Fund for investment.

   * Organizational expenses to remain liability of Fund and be gradually reduced in equal installments over period not to exceed 60 months from the date Fund commenced investment operations on Dec. 17, 1998.

Please keep this Supplement for future reference.

                  This Supplement is Dated May 12, 1999